UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following is a letter sent to certain stockholders of Workhorse Group Inc. on April 21, 2023.

**** IMPORTANT REMINDER ****

Dear Fellow Workhorse Group Inc. Stockholder:

By now, you should have received your proxy material for the Annual Meeting of Stockholders of Workhorse Group Inc., which is scheduled to be held on May 2, 2023.

Each stockholder’s vote is extremely important. Your Board recommends that you vote in favor of each proposal on the agenda.

PLEASE VOTE TODAY

The fastest and easiest way to vote is by telephone or over the Internet. Instructions on how to vote your shares over the telephone or Internet are enclosed with this letter.

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC, at 1-800-607-0088.

Thank you for your investment in Workhorse Group Inc. and taking the time to vote your shares.

Sincerely,

Richard Dauch

Chief Executive Officer and President